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                                                                 EXHIBIT 10.18
                                                                [EXECUTION COPY]
















                               AMENDMENT NO. 2 TO
                           FIVE-YEAR CREDIT AGREEMENT

                          dated as of December 19,2001

                                    between

                        HEARST-ARGYLE TELEVISION, INC.,

                           THE LENDERS party hereto,

                         JPMORGAN CHASE BANK (formerly
                      known as The Chase Manhattan Bank),
                            as Administrative Agent

                                      and

                               BANK OF MONTREAL,
                           THE BANK OF NEW YORK, and
                           TD SECURITIES (USA) INC.,
                    as Co-Arrangers and Documentation Agents

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                               AMENDMENT NO. 2 TO
                           FIVE-YEAR CREDIT AGREEMENT


        AMENDMENT NO. 2 TO FIVE-YEAR CREDIT AGREEMENT dated as of December 19, 2001("Amendment No. 2") between HEARST-ARGYLE TELEVISION, INC. (the "Borrower"),
      ---------------                                                --------
the LENDERS party hereto and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent (in such capacity, the "Administrative
                                                                 --------------
Agent"), amending certain provisions of the Credit Agreement referred to below.
-----

        WHEREAS, the Borrower, the Lenders party thereto and JPMorgan Chase Bank have entered into that certain Five-Year Credit Agreement dated as of April 12, 1999 (as amended, modified or supplemented prior to the date hereof, the
"Credit Agreement");
 ----------------

        WHEREAS, the Borrower proposes to enter into a series of transactions more fully described on Attachment A annexed hereto and made a part hereof;

        WHEREAS, the Borrower proposes to amend the Credit Agreement as hereinafter set forth.

        NOW THEREFORE, the parties hereto hereby agree as follows:

        SECTION 1. Defined Terms. Capitalized terms used but not defined herein
                   -------------
shall have the respective meanings given to such terms in the Credit Agreement.

        SECTION 2. Amendments to Credit Agreement. The Credit Agreement is
                   ------------------------------
amended as follows:

        (a) Section 1.01 is amended by adding the following defined terms in their appropriate alphabetical order:

              "Amendment No. 2" means Amendment No. 2 to Five-Year Credit
               ---------------
        Agreement dated as of December 19, 2001 among the Borrower, the Lenders parties thereto and the Administrative Agent.

              "Convertible Junior Subordinated Debentures" has the meaning
               ------------------------------------------
        assigned to such term in Attachment A to Amendment No. 2.

              "Convertible Junior Subordinated Debentures Indenture" has the
               ----------------------------------------------------
        meaning assigned to such term in Attachment A to Amendment No. 2.

              "Declaration of Trust" has the meaning assigned to such term in
               --------------------
        Attachment A to Amendment No. 2.

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        "Hearst-Argyle Trust" has the meaning assigned to such term in
         -------------------
    Attachment A to Amendment No. 2.

        "Hearst-Argyle Trust Common Securities" has the meaning assigned to
         -------------------------------------
    such term in Attachment A to Amendment No. 2.

        "Hearst-Argyle Trust Preferred Securities" has the meaning assigned to
         ----------------------------------------
    such term in Attachment A to Amendment No. 2.

        "Preferred Securities Agreements" means collectively, the Securities
         -------------------------------
    Purchase Agreement, the Declaration of Trust, the Hearst-Argyle Trust Common Securities, the Hearst-Argyle Trust Preferred Securities, the Preferred Securities Guarantee, the Common Securities Guarantee, the Convertible Junior Subordinated Debentures Indenture, together with such additional securities purchase agreements or other documents having substantially identical terms as the foregoing (except for maturity, conversion price, prepayment or redemption premiums and non-call provisions) relating or applicable to any one or more additional series of Hearst-Argyle Trust Preferred Securities and Convertible Junior Subordinated Debentures as described in Attachment A to Amendment No. 2.

        "Preferred Securities Guarantee" has the meaning assigned to such term
         ------------------------------
    in Attachment A to Amendment No. 2.

        "Securities Purchase Agreement" has the meaning assigned to such term
         -----------------------------
    in Attachment A to Attachment No. 2.

     (b) Section 1.01 is further amended by inserting in the proviso at the end of the definition of "Indebtedness" on the ninth line from the bottom a new clause (u) as follows:

           "(u) for all purposes of this Agreement, other than for the purpose of determining the 'Leverage Ratio' as used in the definition of 'Applicable Margin' in this Section 1.01, the first $200,000,000 principal amount of obligations of the Borrower and Hearst-Argyle Trust arising under or in respect of the Preferred Securities Agreements, including the Convertible Junior Subordinated Debentures,"

     (c) The definition of "Restricted Debt Payment" in Section 1.01 is hereby amended in its entirety to read as follows:

           "Restricted Debt Payment" means any purchase, redemption, retirement
            -----------------------
     or acquisition for value, or the setting apart of any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Existing Senior Debt or any Additional Permitted Indebtedness, and any interest in respect of the

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        Convertible Junior Subordinated Debentures paid in respect of the portion of such Debentures excluded from "Indebtedness" pursuant to clause (u) of the definition of such term in this Section 1.01, provided that the term "Restricted Debt Payment" shall not include
        --------
        regularly scheduled payments of principal or interest in respect of the Existing Senior Debt or Additional Permitted Indebtedness to the extent required pursuant to the instruments evidencing such Existing Senior Debt or Additional Permitted Indebtedness.

        SECTION 3.  Conditions to Effectiveness. The amendments to the Credit
                    ---------------------------
Agreement provided for in Section 2 of this Amendment No. 2 shall become effective on the date (the "Effective Date") on which the Administrative Agent
                            --------------
shall be received the following:

        (a) counterparts of this Amendment No. 2 executed by the Borrower, the Administrative Agent and the Required Lenders;

        (b) such other certificates, representations, instruments and other documents as the Administrative Agent may reasonably require, in form and substance reasonably satisfactory to the Administrative Agent; and

        (c) reimbursement from the Borrower for all fees and expenses (including reasonable fees and disbursements of counsel) incurred by the Administrative Agent in connection with this Amendment No. 2.

        SECTION 4.  Hearst-Argyle Trust as Designated Subsidiary. Concurrently
                    ---------------------------------------------
with the execution and delivery of this Amendment No. 2, it is understood that the Borrower will designate Hearst-Argyle Trust as a Designated Subsidiary in accordance with the requirements of Section 5.09(b) of the Credit Agreement.

        SECTION 5. Representations of Borrower. The Borrower represents and warrants to the Lenders and the Administrative Agent that after giving effect to this Amendment No. 2, (i) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

        SECTION 6.  Counterparts. This Amendment No. 2 may be executed in
                    ------------
several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Amendment No. 2. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.

        SECTION 7.  Governing Law. This Amendment No. 2 shall be governed by and
                    -------------
construed in accordance with the law of the State of New York.

        SECTION 8. Credit Agreement Remain in Effect. As amended hereby, all
                   ----------------------------------
provisions, terms and conditions of the Credit Agreement are ratified and confirmed in all respects and remain in full force and effect. Whenever the "Credit Agreement" is referred to in

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the Credit Agreement, any of the Exhibits thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement as amended hereby.

        SECTION 9. No Other Agreements. This Amendment No. 2 sets forth the
                   -------------------
entire agreement among the parties with respect to the subject matter hereof, and supercedes any prior agreements, written or oral, relating thereto.

        IN WITNESS WHEREOF, the parties hereto have causes this Amendment No. 2 to be duly executed as of the date first above written.

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                                  HEARST-ARGYLE TELEVISION, INC.



                                  By:   /s/ Harry T. Hawks
                                     -------------------------------------
                                        Name:   Harry T. Hawks
                                       Title:   Executive Vice President and
                                                Chief Financial Officer

                                    JPMORGAN CHASE BANK (formerly known as
                                    The Chase Manhattan Bank)

                                  By:
                                     -------------------------------------
                                        Name:
                                       Title:


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                                  HEARST-ARGYLE TELEVISION, INC.

                                  By:
                                     ------------------------------------
                                        Name:
                                       Title:

                                  JPMORGAN CHASE BANK (formely known as
                                    The Chase Manhattan Bank)

                                  By:   /s/ Peter B. Thauer
                                     ------------------------------------
                                        Name: Peter. B. Thauer
                                       Title:  Vice President

                        ATTACHMENT A TO AMENDMENT NO. 2
                         TO FIVE-YEAR CREDIT AGREEMENT

        The Borrower proposes to enter into a Securities Purchase Agreement dated as of December 20, 2001 (the "Securities Purchase Agreement")
                                    -----------------------------
substantially in the form of the draft previously delivered to the Administrative Agent pursuant to which Hearst-Argyle Capital Trust ("Hearst-Argyle Trust"), a Delaware satutory business trust created by the
  -------------------
Borrower, will issue and sell to the purchasers therein named up to 4,000,000 of Hearst-Argyle Trust's 7.5% Convertible Preferred Securities (the "Hearst-Argyle
                                                                  --------------
Trust Preferred Securities") to be issued pursuant to an Amended and Restated
--------------------------
Declaration of Trust dated December 20, 2001 the ("Declaration of Trust")
                                                   --------------------
substantially in the form of the draft previously delivered to the Administrative Agent between Hearst-Argyle Trust and the trustees therein named representing undivided beneficial ownership interests in the assets of Hearst-Argyle Trust. Amounts due upon or under the Hearst-Argyle Trust Preferred Securities are guaranteed by the Borrower pursuant to the terms of a Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee")
                                     ------------------------------
substantially in the form of the draft previously delivered to the Administrative Agent between the Borrower and the Wilmington Trust Company (the "Guarantee Trustee").
 -----------------
        Pursuant to the Declaration of Trust, the Trust will also issue and sell to the Borrower up to 123,712 of the Trust's Common Securities (the "Hearst-Argyle Trust Common Securities") (liquidation preference $50 per Common Security). The Hearst-Argyle Trust Common Securities will be entitled to the benefit of a Common Securities Guarantee Agreement (the "Common Securities
                                                         -----------------
Guarantee") substantially in the form of the draft previously delivered to the
---------
Administrative Agent between the Borrower and the Guarantee Trust. The proceeds of the sale by Hearst-Argyle Trust of the Hearst-Argyle Trust Preferred Securities and the Hearst-Argyle Trust Common Securities will be used to purchase up to $206,185,601 aggregate principal amount 7.5% of Convertible Junior Subordinated Deferrable Interest Debentures (the "Convertible Junior
                                                         ------------------
Subordinated Debentures") of the Company. The Convertible Junior Subordinated
-----------------------
Debentures shall be issued pursuant to an Indenture dated December 20, 2001 (the "Convertible Junior Subordinated Debentures Indenture") substantially in the
 ----------------------------------------------------
form of the draft previously delivered to the Administrative Agent between the Borrower and the Guarantee Trustee. The Hearst-Argyle Trust Preferred Securities are effectively convertible into shares of common stock of the Borrower (the "Common Stock").
 ------------

        The Hearst-Argyle Trust Preferred Securities and the Convertible Junior Subordinated Debentures may each be issued in one or more series and each series may have its separate Securities Purchase Agreement and other documents, all of which will have substantially identical terms as the foregoing, except for the maturity, conversion price, prepayment or redemption premiums and non-call provisions applicable to each series.


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